UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2014

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Hudson River Road

Waterford, NY 12188

(address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (518) 237-3330

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 11, 2014, Momentive Performance Materials Inc. (the “Company”) obtained a waiver, subject to certain conditions and exceptions, from the required lenders under its $270 million asset-based revolving loan facility (the “ABL Facility Waiver”), and on April 10, 2014, the Company obtained a waiver, subject to certain conditions and exceptions, from the required lenders under its $75 million revolving credit facility (the “Cash Flow Facility Waiver”), in each case, in respect of certain events of default including (i) PricewaterhouseCoopers LLP expressing in their opinion to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 that there is substantial doubt about the Company’s ability to continue as a going concern for the next twelve months, (ii) the Company’s failure to furnish financial statements for the fiscal year ended December 31, 2013 within the required time frame of 95 days from such fiscal year end, and (iii) the Company’s filing for Chapter 11 bankruptcy protection (as described below), including cross-defaults resulting therefrom.

The foregoing summary is qualified in its entirety by reference to the ABL Facility Waiver and the Cash Flow Facility Waiver attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 1.03 Bankruptcy or Receivership.

On April 13, 2014, the Company, Momentive Performance Materials Holdings Inc. (“Holdings”) and the Company’s wholly owned subsidiaries listed on Exhibit 99.1 (collectively, the “Filing Subsidiaries” and, together with the Company and Holdings, the “Debtors”), which is incorporated by reference herein, filed a voluntary petition (the “Bankruptcy Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Company’s Chapter 11 case is being administered under the caption In re MPM Silicones, LLC, et al., Case No. 14-22503. The Debtors have filed a motion with the Court seeking to jointly administer all of the Debtors’ Chapter 11 cases under the caption In re MPM Silicones, LLC, et al. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

On April 13, 2014, the Company issued a news release announcing the filing of the Chapter 11 case. A copy of the news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•	Indenture, dated as of December 4, 2006, by and among the Company, certain subsidiaries thereof and Wells Fargo Bank, National Association, as trustee, with respect to an aggregate principal amount of approximately $382 million of 11 1⁄2% Senior Subordinated Notes due 2016 plus accrued and unpaid interest thereon;

•	Indenture, dated as of November 5, 2010, by and among the Company, certain subsidiaries thereof and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, with respect to an aggregate principal amount of approximately $1,161 million of 9% Second-Priority Springing Lien Notes due 2021 plus accrued and unpaid interest thereon and an aggregate principal amount of approximately $183 million of 9 1⁄2% Second-Priority Springing Lien Notes due 2021 plus accrued and unpaid interest thereon;

•	Indenture, dated as of May 25, 2012, by and among the Company, certain subsidiaries thereof and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, with respect to an aggregate principal amount of approximately $250 million of 10% Senior Secured Notes due 2020 plus accrued and unpaid interest thereon; and

•	Indenture, dated as of October 25, 2012, by and among MPM Escrow LLC and MPM Finance Escrow Corp., MPM TopCo LLC and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to an aggregate principal amount of approximately $1,100 million of 8.875% First-Priority Senior Secured Notes due 2020 plus accrued and unpaid interest thereon.

The Debt Instruments provide that as a result of the Bankruptcy Petition the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Bankruptcy Petition and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01 Regulation FD Disclosure.

The Company is providing the information in Exhibit 99.3 hereto for Regulation FD purposes.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Waiver, dated as of April 11, 2014, with respect to the Asset-Based Revolving Credit Agreement, dated as of April 24, 2013, among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., as U.S. borrower, Momentive Performance Materials GmbH and Momentive Performance Materials Quartz GmbH, as German borrowers, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other parties named therein.

Exhibit 10.2	Waiver and Consent, dated April 10, 2014, among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., as U.S. borrower, Momentive Performance Materials GmbH, as German borrower, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

Exhibit 99.1	List of Filing Subsidiaries.

Exhibit 99.2	News Release, dated April 13, 2014.

Exhibit 99.3	Release of Private Information, dated April 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: April 15, 2014	By:	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Waiver, dated as of April 11, 2014, with respect to the Asset-Based Revolving Credit Agreement, dated as of April 24, 2013, among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., as U.S. borrower, Momentive Performance Materials GmbH and Momentive Performance Materials Quartz GmbH, as German borrowers, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other parties named therein.

10.2	Waiver and Consent, dated April 10, 2014, among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., as U.S. borrower, Momentive Performance Materials GmbH, as German borrower, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

99.1	List of Filing Subsidiaries.

99.2	News Release, dated April 13, 2014.

99.3	Release of Private Information, dated April 14, 2014.